UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K
________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2010

THE GABELLI CONVERTIBLE AND INCOME
SECURITIES FUND INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	811-05715 (Commission File Number)	13-3523423 (IRS Employer Identification No.)

One Corporate Center, Rye, New York	10580-1422
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 422-3554

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (I7 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (l7 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (I7 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 7 - Regulation FD

Item 7.01    Regulation FD Disclosure.

On December 3, 2010, the Board of Directors of The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") amended and restated in its entirety the bylaws of the Fund (the "Amended and Restated Bylaws") and adopted certain Articles Supplementary.  The Amended and Restated Bylaws and the Articles Supplementary were deemed effective December 3, 2010 and are attached hereto as Exhibits 3(i) and 3(ii) and are incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 3(i)	Articles Supplementary
Exhibit 3(ii)	Amended and Restated Bylaws, dated December 3, 2010, of The Gabelli Convertible and Income Securities Fund Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 9, 2010

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

By:	/s/ Agnes Mullady
Agnes Mullady
Secretary

EXHIBIT INDEX

Exhibit No.	Description
3(i)	Articles Supplementary
3(ii)	Amended and Restated By-Laws, dated December 3, 2010